Form 8-K/A

     SECURITIES AND EXCHANGE COMMISSION Washington, D.C.  20549

                           FORM 8-K/A
                         Amendment No. 1

                         CURRENT REPORT

     Pursuant to Section 13 or (15(d) of the Securities
                      Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 23,1996
(June 28, 1996)

                        FORCENERGY INC
    (Exact name of registrant as specified in its charter)

Delaware                        0-26444             65-0429338
(State or other jurisdiction  (Commission         (IRS Employer
   of incorporation)          File Number)      Identification No.)

2730 SW 3rd Avenue, Suite 800, Miami, Florida  33129-2237
(Address of principal executive offices)

Registrant's telephone number, including area code  305-856-8500



Item 7.  Financial Statements and Exhibits

   (c) Exhibit 2 - Agreement for Purchase And Sale




                          SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                FORCENERGY INC

Date: July 23, 1996             E.JOSEPH GRADY
                                ----------------------
                                E. Joseph Grady
                                Vice President - Chief
                                Financial Officer